Prepayment for property, plant and equipment	12 Months Ended
Sep. 30, 2023
Prepayment for property, plant and equipment
Prepayment for property, plant and equipment

Note 7 – Prepayment for property, plant and equipment

As of September 30, 2023, the Company had prepayment in the amount of $3.6 million for the production line equipment to be installed in the new production plant in Manzhouli City. Since the groundwork of the factory workshop was delayed by the local government’s shelter-in-place orders due to the COVID-19 pandemic, the equipment was not delivered as of September 30, 2023. As of the date of this annual report, the construction has been suspended and the delivery of equipment is still under negotiation. As of September 30, 2023, the Company had contractual obligations of approximately $0.2 million, with the payment schedule currently under negotiation.